EXHIBIT 23.1

                              Webb & Company, P.A.
                          Certified Public Accountants

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our report dated February 7, 2005, with respect to the consolidated financial statements of Eline Entertainment Group, Inc. included in its annual report (Form 10-KSB) for the years ended October 31, 2004 and 2003 as filed with the Securities and Exchange Commission.



                                       /s/ Webb & Company, P.A.

                                       WEBB & COMPANY, P.A.
                                       Certified Public Accountants


June 30, 2005